Leases	12 Months Ended
Dec. 31, 2022
Leases Abstract
Leases

17.       Leases

When entering into a contract, the Company assesses whether the contracts signed are (or contain) a lease. An agreement is (or contains) a lease if it transmits the right to control the use of an identified asset for a period of time in exchange for consideration.

Leases whose the Company is a lessee are capitalized at the lease's commencement at the lower of the fair value of the leased asset (right-of-use) and the present value of payments provided for in contract, and lease liability as a counterparty. Interest related to the leases is taken to income as financial costs over the term of the contract.

Leases in which the Company, as a lessor, transfers substantially all the risks and rewards of ownership to the other party (lessee) are classified as finance leases. These lease values are transferred from the intangible assets of the Company and are recognized as a lease receivable at the lower of the fair value of the leased item and/or the present value of the receipts provided for in the agreement. Interest related to the lease is taken to income as financial income over the contractual term.

Asset leases are financial assets or liabilities classified and/or measured at amortized cost.

Assets

	2022	2021
LT Amazonas	179,305	166,944
Sublease “resale stores” – IFRS 16	59,341	76,177
	238,646	243,121

Current portion	(30,643)	(30,076)
Non-current portion	208,003	213,045

The table below presents the schedule of cash receipts for the agreement currently in force, representing the estimated receipts (nominal values) in the signed agreements. These balances differ from those shown in the books since, in the case of the latter, the amounts are shown at present value.

	Up to Dec 2023	Jan 2024–Dec 2028	Jan 2028 onwards	Nominal values	Present value
	33,936	127,757	226,662	388,355	238,646
LT Amazonas (i)	29,354	119,410	168,503	317,267	179,305
Sublease “resale stores” – IFRS 16	4,582	8,347	58,159	71,088	59,341

(i)	LT Amazonas

As a result of the contract signed with LT Amazonas, the Company signed network infrastructure sharing agreements with Telefónica Brasil S.A. In these agreements, the company and Telefónica Brasil S.A. share investments made in the Northern Region of Brazil. The company has monthly amounts receivable from Telefónica Brasil S.A. for a period of 20 years, adjusted annually by the IPC-A. The discount rate used to calculate the present value of the installments due is 12.56% per annum, considering the date of signing the agreement.

(ii) Subleases - Stores - IFRS 16

The Company, due to sublease agreements for third parties in some of its stores, recognized the present value of short and long term receivables, which are equal in value and term to the liability cash flows of the contracts called “resale stores”. The impact on lease liabilities is reflected in the group “Leases - Shops & Kiosks and Real Estate”.

Liabilities

	2022	2021

LT Amazonas (i)	327,505	302,091
Sale of Towers (leaseback) (ii)	1,730,214	1,507,629
Other (iv)	158,314	142,458
Sub-total	2,216,033	1,952,178

Other leases (iii):
Leases – Network Infrastructure	6,123,914	3,345,930
Leases - Shops & kiosks & real estate	746,028	653,422
Leases - Land (Network)	2,664,315	1,657,345
Leases – Fiber	1,081,575	1,454,664
Subtotal lease IFRS 16	10,615,832	7,111,361
Total	12,831,865	9,063,539

Current portion	(2,257,211)	(1,269,878)
Non-current portion	10,574,654	7,793,661

The amount of interest paid in the year ended December 31, 2022, related to IFRS 16 in the Company was R$ 1,001,311 (R$ 599,296 in the year ended December 31, 2021).

In accordance with IFRS 3, in a business combination, lease liabilities must be measured at the present value of the remaining lease balance as if the lease agreement acquired was a new lease agreement on the acquisition date. The impact on Lease Liabilities on the acquisition date is R$ 2,929,449 (Note 1.2.1).

The consolidated network infrastructure lease amounts and right of use include, on December 31, 2022, R$ 755 million referring to contract cancellation penalties provided for in the lease agreements.

Changes to the lease liabilities are shown in Note 39.

The table below presents the future payment schedule for the agreements in force, representing the estimated disbursements (nominal values) in the signed agreements. These nominal balances differ from those shown in the books since, in the case of the latter, the amounts are shown at present value:

	Up to Dec 2023	Jan 2024–Dec 2028	Jan 2029 onwards	Nominal values	Present value
Total - Lease liability	3,109,546	8,468,542	8,295,305	19,873,393	12,831,865

LT Amazonas (i)	65,620	226,810	320,214	612,644	327,505
Sale and leaseback of Towers (ii)	291,462	1,168,828	2,223,774	3,684,064	1,730,214
Other (iii)	36,365	132,035	43,125	211,524	158,314

Total other leases (iv)	2,716,099	6,940,869	5,708,192	15,365,161	10,615,832
Leases – Network infrastructure	1,324,986	3,942,271	3,411,227	8,678,483	6,123,914
Leases - Shops & kiosks & real estate	206,017	505,493	491,755	1,203,265	746,028
Leases - Land (Network)	645,485	1,837,641	1,805,210	4,288,337	2,664,315
Leases – Fiber	539,611	655,464	-	1,195,076	1,081,575

i)	LT Amazonas

The Company executed agreements for the right to use the infrastructure of companies that operate electric power transmission lines in Northern Brazil (“LT Amazonas”). The terms of these agreements are for 20 years, counted from the date on which the assets are ready to operate. The contracts provide for monthly payments to the electric power transmission companies, restated annually at the IPCA.

The discount rate used to calculate the present value of the installments due is 14.44% per annum, considering the signing date of agreements with transmission companies.

ii)	Sale and leaseback of Towers

The Company entered into two Sales Agreements with American Tower do Brasil Cessão de Infraestruturas Ltda. (“ATC”) in November 2014 and January 2015 for up to 6,481 telecommunications towers then owned by TIM Celular, for an amount of approximately R$ 3 billion, and a Master Lease Agreement (“MLA”) for part of the space on these towers for a period of 20 years from the date of transfer of each tower, under a sale and leaseback transaction, with a provision for monthly rental amounts depending on the type of tower (greenfield or rooftop). The sales agreements provided for the towers to be transferred in tranches to ATC, due to the need to meet certain conditions precedent.

In total, 5,873 towers were transferred, being 54,336 and 5,483 in the years 2017, 2016 and 2015, respectively. This transaction resulted in a sales amount of R$ 2,651,247, of which R$ 1,088,390 was booked as deferred revenue and will be amortized over the period of the contract (Note 24).

The discount rates used at the date of the transactions, ranging from 11.01% to 17.08% per annum, were determined based on observable market transactions that the company (the lessee) would have to pay on a similar lease and/or loan.

(iii)	It is substantially represented by lease transactions in transmission towers.

(iv)	Other leases:

In addition to lease agreements mentioned above, the Company also has lease agreements that qualify within the scope of IFRS 16.

The present value, principal and interest value on December 31, 2022 for the above contracts was estimated month-to-month, based on the average incremental rate of the Company’s loans, namely 13.24% (8.94% in 2021).

Lease agreements within the scope of IFRS 16 acquired through the acquisition of Cozani were remeasured on the acquisition date to reflect the Company’s expectation of the lease term and average incremental borrowing rate. The amount recorded on the acquisition date was R$ 2,929,449.

The lease amounts considered low-value or short-term (less than 12 months) were recognized as rental expenses and totaled R$ 40,723 in 2022 (R$ 36,310 in 2021).